(ICON)
Prudential
Tax-Free
Money
Fund, Inc.


ANNUAL
REPORT

Dec. 31, 1995
(LOGO)

Prudential Tax-Free Money Fund, Inc.

Performance At A Glance.

For the Prudential Tax-Free Money Fund investor, 1995 was a year of low, tax-free yields, high credit quality and a stable $1 net asset value. On December 31, 1995, the Prudential Tax-Free Money Fund's 7-day current yield stood at 3.41%, which was equivalent to a 5.65% taxable yield for persons in the 39.6% income tax bracket. The yield was less than the 3.88% for the average tax-free money market fund tracked by IBC/Donoghue.

Fund Facts                                                               As of
12/31/95
                  7-Day     Net Asst   Taxable Equivalent Yield*    Weighted
    Total
               Current Yld.   Value     @31%    @36%   @39.6%       Avg. Mat.
  Assets (mil.)
Tax-Free
Money Fund      3.41%         $1.00     4.94%   5.33%    5.65%         56 Days
      $388

IBC/Donoghue
Tax-Free Avg.** 3.88           1.00     5.62    6.06     6.42          52 Days
       N/A


Note: Yields will fluctuate from time to time and past performance is no guarantee of future results. An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value.

* Some investors may be subject to the federal alternative minimum tax. Income may be subject to state and local taxes.

** This is the average 7-day current yield, NAV and WAM of 141 funds in the International Business Communications/Donoghue tax-free money fund category as of January 2, 1996.

Interest Rates Trend Lower

(CHART)

Federal Funds Rate vs. One-Year Bond Buyer Index

Source: Bloomberg & the Bond Buyer. The One-Year Bond Buyer Index is an average of one-year, tax-exempt notes of 10 issues calculated by the Bond Buyer weekly on Wednesdays.

How Investments Compared.
  (As of 12/31/95)
     (CHART)

Source: Lipper Analytical Services.

Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total return averages for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors have received higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes a good deal) and their returns have been historically lower than those of stock funds. Unlike bond funds, bonds, if held to maturity, generally offer a fixed rate of return and fixed principal value.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns have been generally among the lowest of the major investment categories.

*19 years for General Muni Debt Funds.

Richard S. Lynes, Fund Manager

Portfolio
Manager's Report                                      (PHOTO)

The Prudential Tax-Free Money Fund seeks high current income that is exempt from federal income taxes, consistent with the stability of capital and the maintenance of liquidity. The Fund invests in a diversified portfolio of high quality, short-term municipal bonds issued by state and local governments, territories and possessions of the United States and by the District of Columbia. Maturities can range from one day to a maximum of 13 months.
We purchase only securities rated in one of the two highest ratings categories by at least two major rating agencies or, if not rated, deemed to be of equivalent quality by our credit research staff.

Strategy Session.

Supply and Demand vs. Changing Rates.

We believe that the difference between merely maintaining yield and/or enhancing it comes down to making the right moves at the right time. Our investment strategy is driven by technical and economic factors in the short-term municipal market such as supply and demand as well as by changing Federal Reserve policy.

The Federal Reserve seeks to indirectly influence the economy by managing the federal funds rate (the rate banks charge each other for overnight loans). The goal is to promote sustainable economic growth without triggering higher levels of inflation.

When 1995 began, short-term interest rates were still rising. By the end of February, the federal funds rate had risen to 6% from 3% only a year earlier. It would be the last time short-term rates would be that high for the remainder of the year.

During this period of rising rates our strategy was straightforward: shorten the portfolio's maturity in anticipation of each Federal Reserve announcement and then lengthen maturity immediately afterwards to lock in the new, higher yields.

Eighteen months of higher rates were specifically engineered to quell inflation -- and that's exactly what they did. However, as the second quarter ended, Gross Domestic Product (GDP), the total value of goods produced by the country, had fallen sharply to 1.3%. There was serious concern that the economy was slipping toward recession.

At its July 6 meeting, the Federal Reserve reversed course and began lowering the federal funds rate to 5.75%. The economy accelerated and GDP increased to about 3.5% by the end of the third quarter.

Despite the stimulus, economic growth began to decelerate again in the fourth quarter. This outlook, plus favorable inflation news, led the Federal Reserve to lower short-term rates again in mid-December to 5.50% or 25 basis points lower than last summer.

A Word About Quality.

As of December 31, 1995, 100% of the portfolio's investments were rated at least "Aa" or "Prime 2" by Moody's Investors Service or "AA" or "A-2" by Standard & Poor's or if not rated deemed to be of equivalent quality. Although there is never a guarantee that the share price of Prudential Tax-Free Money Fund will remain at $1, we emphasize a conservative, quality-oriented investment approach.

What Went Well.

Preserving Yield
When Rates Fall.

As rates began to decline in the second half of the year, our goal was to preserve a competitive yield for you. We did so by correctly anticipating the central bank's first move to lower rates in July and extending maturity before rates were cut. The Prudential Tax-Free Money Fund's maturity has generally been positioned longer than the average tax-free money fund tracked by IBC/Donoghue.

And Not So Well.

Seasonal Surge
Hurts Fund Yield.

Looking back, we would have liked to have been able to take greater advantage of higher yields in December (supply usually dries up and rates fall in January). We were unable to do so. Why? At year-end, many investors redeem shares for tax purposes, to pay for holiday purchases or for other reasons.

Because we had to accommodate this seasonal surge in redemptions, we were unable to extend the Fund's maturity and lock in the higher yields to the extent that we wanted. This hurt the Fund's 7-day yield on December 31, 1995. The good news is, the effects are usually temporary.

Looking Ahead.

As 1995 ended the economy appeared locked in low gear. We believed that at 5.5%, the federal funds rate was still too high to encourage an expanding economy and the specter of a near recession could not be ignored. In fact, on January 31, 1996, the Federal Reserve once again lowered the federal funds rate 25 basis points to 5.25%. We believe that the Federal Reserve will take a "go slow" approach in lowering short-term rates further.

Seasonal supply-and-demand factors notwithstanding, short-term municipal securities markets will adjust to these new lower rates just as they did when rates were increasing. Given such an environment, we shall continue to seek out issues that offer attractive yields at fair prices in our ongoing effort to enhance your tax-free yield. A gradual reduction in short-term rates rewards patience and should allow us to extend the average maturity of the Fund only when longer term securities represent better relative value.

             Credit Quality.
       Prudential Tax-Free Money Fund
as of 12/31/95. Holdings are subject to change.
                  (CHART)

*1st Tier: MIG 1, P-1, SP-1+, A-1+, SP-1, A-1, Aaa, AAA, or comparable quality if non-rated.

2nd Tier: MIG 2, P-2, SP-2, A2, Aa1, Aa, AA+, AA, AA-.
-------------------------------------------------------------------------------

President's Letter                                         February 5, 1996
(PHOTO)

Dear Shareholder:

For many investors, 1995 was a profitable year -- most stock and bond funds enjoyed healthy returns from the U.S. markets. While climbing returns can tempt even the most skittish investors to start buying again, it is important to remember that the stock and bond markets go down just as they go up. At times like these, remember the importance of working with your Financial Advisor or Registered Representative to help you find investments that are consistent with your risk tolerance and time horizon. Your Financial Advisor or Registered Representative can help you maintain realistic expectations about both the potential performance and risks associated with your investments.

Shareholder Legislative Action Program.

From time to time we've been informing you about significant legislation before Congress, such as the American Dream Savings Account, that may potentially impact mutual fund investors. We want to make it easier for you to share your views with your Congressional member. So, beginning in 1996, whenever Congress is considering legislation that would affect you, we'll send you postage-paid message cards that you simply drop in the mail if you want to let your senator or representative know how you want him or her to vote.

Fund Profiles.

Over the past year, we've worked to make your shareholder reports more interesting, informative and easy to read. This year, we'll be considering "fund profiles." Some mutual fund companies now offer one to shareholders along with a full prospectus. The purpose of a fund profile is to provide a very brief, reader-friendly summary of a fund's objective, investments, risks and expenses. Would you like to see fund profiles from us? Please call your Financial Advisor or Registered Representative to share your views.

As always, thank you for your confidence in Prudential Mutual Funds.

Sincerely,


Richard A. Redeker
President

--------------------------------------------------------------------------------
2

Portfolio of Investments as of
December 31, 1995                           PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's
                         Principal
                                                                Rating
Interest    Maturity     Amount       Value
Description(a)                                                  (Unaudited)
Rate        Date         (000)        (Note 1)
-----------------------------------------------------------------------------
-------------------------------------------------
Arizona--2.6%
Maricopa Cnty. Ind. Dev. Auth., Grand Canyon Univ., F.R.W.D.,   SP-1+*
  5.20%         1/4/96    $10,000     $ 10,000,000
-----------------------------------------------------------------------------
-------------------------------------------------
California--2.5%
California Higher Ed. Ln. Auth. Inc., Student Ln. Rev.,
   A.N.N.M.T.,
   Ser. 87A                                                     VMIG1
  3.90          7/1/96      9,800        9,800,000
-----------------------------------------------------------------------------
-------------------------------------------------
Colorado--6.6%
Arapahoe Cnty. Multifamily Rev., Var. Ref. Hsg. Stratford
   Sta. Proj., F.R.D.D., Ser. 94                                A-1*
   6.60         1/2/96      6,055        6,055,000
Colorado Hlth. Facs. Auth. Rev., Frasier Meadows Manor,
   F.R.W.D.,
   Ser. 94                                                      NR
   5.20         1/4/96     15,000       15,000,000
Denver City & Cnty. Airport Sys. Rev., F.R.W.D., Ser. 91B       VMIG1
   5.90         1/3/96      4,600        4,600,000

                                      ------------

                                        25,655,000
-----------------------------------------------------------------------------
-------------------------------------------------
District of Columbia--1.2%
Dist. of Columbia Rev., Amer. Assoc. for the Advancement of
   Science, F.R.D.D.,
   Gen. Oblig., Ser. 92A-2                                      VMIG1
   6.00         1/2/96      1,300        1,300,000
   Gen. Oblig., Ser. 92A-5                                      VMIG1
   6.00         1/2/96      3,400        3,400,000

                                      ------------

                                         4,700,000
-----------------------------------------------------------------------------
-------------------------------------------------
Georgia--8.2%
Cobb Cnty. Dev. Auth. Rev., Inst. of Nuclear Pwr., F.R.W.D.,
   Ser. 92                                                      CPS1
   5.15         1/3/96      6,830        6,830,000
Fulton Cnty. Dev. Auth. Ind. Rev., Siemen's Energy Inc.,
   F.R.W.D.,
   Ser. 94                                                      VMIG1
   5.20         1/4/96      7,750        7,750,000
Glynn Brunswick Memorial Hosp.Auth., Rev., Camden Med. Cntr.
   Proj., F.R.W.D., Ser. 94                                     VMIG1
   5.15         1/3/96      8,700        8,700,000
Monroe Cnty. Dev. Auth., Poll. Ctrl., Ogletherpe Power Corp.,
   Ser. 95                                                      NR
   3.70        6/27/96      8,600        8,600,000

                                      ------------

                                        31,880,000
-----------------------------------------------------------------------------
-------------------------------------------------
Illinois--12.3%
Chicago Illinois Rev., Gen. Oblig., S.E.M.M.T., Ser. 95A        VMIG1
   3.75         5/1/96     10,900       10,900,000
Illinois Dev. Fin. Auth. Rev., Orleans Multifamily Hsg.,
   F.R.W.D., Ser.92                                             A-1*
   5.60         1/5/96     10,120       10,120,000
Illinois Ed. Fac. Auth Rev., J. F. Kennedy Hlth. Care.,
   T.E.C.P., Ser. 95                                            A1+*
   3.45         3/7/96      5,000        5,000,000
Illinois Hlth. Fac. Auth. Rev., Evanston Hsp. Corp. Proj.,
   S.E.M.M.T., Ser. 92                                          VMIG1
   4.30        2/29/96      7,000        7,000,000
Vlg. of Schaumburg Multifamily Hsg. Rev., Windsong Apts.
   Proj., F.R.W.D., Ser. 95                                     A-1*
   5.50         1/4/96      5,000        5,000,000
Wheeling Multifamily Hsg. Rev., Woodland Creek II, F.R.W.D.,
   Ser. 90                                                      SP-1+*
   5.20         1/5/96      9,655        9,655,000

                                      ------------

                                        47,675,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.
3

Portfolio of Investments as of
December 31, 1995                           PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's
                         Principal
                                                                Rating
Interest    Maturity     Amount       Value
Description(a)                                                  (Unaudited)
Rate        Date         (000)        (Note 1)
-----------------------------------------------------------------------------
-------------------------------------------------
Maine--2.0%
Biddeford Res. Rec. Rev., Energy Recovery Co. Proj.,
   F.R.M.D., Ser. 85                                            VMIG1
  3.90%         1/2/96    $ 7,600     $  7,600,000
-----------------------------------------------------------------------------
-------------------------------------------------
Maryland--1.9%
Maryland St. Econ. Dev. Corp., F.R.W.D., Ser.95                 A-1*
  5.30          1/4/96      7,500        7,500,000
-----------------------------------------------------------------------------
-------------------------------------------------
Massachusetts--1.1%
Massachusetts Ind. Fin. Agcy., New England Pwr. Co.,
   T.E.C.P., Ser. 92B                                           VMIG1
   3.70        1/19/96      4,200        4,200,000
-----------------------------------------------------------------------------
-------------------------------------------------
Michigan--1.9%
Grand Rapids Econ. Dev. Corp., Ind. Dev. Rev. Rfdg.,
   F.R.W.D., Ser. 92                                            CPS1
   5.15         1/4/96      7,500        7,500,000
-----------------------------------------------------------------------------
-------------------------------------------------
Minnesota--1.6%
Minnesota St. Hsg. Fin. Agcy., Sngl. Fam. Mtg. Rev.,
   A.N.N.M.T., Ser. 93F                                         VMIG1
   5.25        1/16/96      6,305        6,305,000
-----------------------------------------------------------------------------
-------------------------------------------------
Nebraska--2.3%
Nebraska Invest. Fin. Auth., Briarhurst Candletree Proj.,
   S.E.M.M.T., Ser. 85                                          A1+*
   4.00         4/1/96      8,780        8,780,000
-----------------------------------------------------------------------------
-------------------------------------------------
New York--3.0%
Nassau Cnty. New York., B.A.N., Ser. 95F                        MIG1
   4.50        3/15/96      7,400        7,408,048
Nassau Cnty. New York., T.A.N., Ser. 95B                        SP-1+*
   4.50        4/15/96      4,400        4,407,410

                                      ------------

                                        11,815,458
-----------------------------------------------------------------------------
-------------------------------------------------
North Carolina--1.9%
Rockingham Cnty. Ind. Facs., Poll. Ctrl. Rev., Phillip Morris
   Proj., F.R.W.D.                                              P-1
   5.15         1/3/96      7,200        7,200,000
-----------------------------------------------------------------------------
-------------------------------------------------
Ohio--2.1%
Toledo-Lucas Cnty., Convntn. & Visitors Bureau, M.T.H.O.T.,
   Ser. 88                                                      VMIG1
   3.75         2/1/96      8,140        8,140,000
-----------------------------------------------------------------------------
-------------------------------------------------
Oklahoma--4.5%
Oklahoma Sch. Dist. & Cnty. Rev., R.A.N., Ser. 95               NR
   5.61        6/28/96      8,493        8,531,661
Tulsa Pkg. Auth. Rev., Williams Ctr. Proj., S.E.M.M.T., Ser.
   87A                                                          VMIG1
   3.75        5/15/96      9,000        9,000,000

                                      ------------

                                        17,531,661
-----------------------------------------------------------------------------
-------------------------------------------------
Oregon--2.6%
Klamath Falls Elec.Rev., Salt Caves Hydroelectric,
   A.N.N.M.T., Ser. 86D                                         SP-1+*
   4.40         5/2/96     10,000       10,000,000

--------------------------------------------------------------------------------
4                                             See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1995                           PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's
                         Principal
                                                                Rating
Interest    Maturity     Amount       Value
Description(a)                                                  (Unaudited)
Rate        Date         (000)        (Note 1)
-----------------------------------------------------------------------------
-------------------------------------------------
Pennsylvania--1.0%
Beaver Cnty. Ind. Dev. Auth., Poll. Ctrl. Rev., Toledo
   Edison/Mansfield Proj., S.E.M.M.T., Ser. 92E                 A-1*
  3.85%         3/6/96    $ 3,800     $  3,800,000
-----------------------------------------------------------------------------
-------------------------------------------------
Puerto Rico--0.4%
Puerto Rico Ind. Med. & Environ. Facs., Inter American Proj.,
   T.E.C.P.,
   Ser. 88                                                      VMIG1
  3.50         1/10/96      1,400        1,400,000
-----------------------------------------------------------------------------
-------------------------------------------------
South Carolina--1.2%
York Cnty. Poll. Ctrl. Rev., NC Elec. Pwr. Proj., S.E.M.O.T.,
   Ser. 84N-4                                                   A-1+*
   3.75        3/15/96      4,715        4,715,000
-----------------------------------------------------------------------------
-------------------------------------------------
Tennessee--2.4%
Memphis Hlth. Edl. & Hsg. Fac. Brd., Wesley Hsg. Corp.,
   F.R.W.D., Ser. 89                                            VMIG1
   5.60         1/5/96      9,320        9,320,000
-----------------------------------------------------------------------------
-------------------------------------------------
Texas--13.7%
Austin Util. Sys. Rev., Mun. Trust Rcpts., F.R.W.D.S., Ser.
   SG30                                                         A-1+*
   5.25         1/4/96     10,400       10,400,000
Houston Gen. Oblig., T.E.C.P., Ser. A                           P-1
   3.75         3/6/96      6,000        6,000,000
Houston Wtr. & Swr. Sys., T.E.C.P., Ser. A                      P-1
   3.90         1/3/96      2,500        2,500,000
San Antonio Elec. & Gas Rev., T.E.C.P., Ser. A                  P-1
   3.50        1/11/96     14,000       14,000,000
                                                                P-1
   3.50        1/17/96      4,000        4,000,000
Southeast Texas Hsg. Fin. Corp., Banc One Tax Exempt Trust,
   F.R.W.D.S., Ser. 91D                                         Aaa
   5.30         1/4/96      6,150        6,150,000
Texas State, T.R.A.N., Ser. 95A                                 MIG1
   4.75        8/30/96     10,000       10,043,157

                                      ------------

                                        53,093,157
-----------------------------------------------------------------------------
-------------------------------------------------
Utah--4.5%
Intermountain Pwr. Agcy., Utah Pwr. Supply Rev.,
   T.E.C.P., Ser. 85E                                           VMIG1
   3.80        3/13/96      3,250        3,250,000
   S.E.M.O.T., Ser. 85F                                         VMIG1
   3.75        3/15/96      6,700        6,700,000
Utah Cnty. Environ. Improv. Rev., Usx Corp. Proj.,
   S.E.M.M.T., Ser. 95                                          VMIG1
   3.70         5/1/96      7,575        7,575,000

                                      ------------

                                        17,525,000
-----------------------------------------------------------------------------
-------------------------------------------------
Virginia--5.3%
Chesterfield Cnty. Ind. Dev. Auth.,
   Philip Morris Proj., F.R.W.D.,                               P-1
   5.15         1/3/96      6,500        6,500,000
   Virginia Elec. Pwr. Co. Proj., T.E.C.P., Ser. 87A            VMIG1
   3.60        1/10/96      4,650        4,650,000
Culpeper Ind. Dev. Auth., Residential Care Fac. Rev.,
   F.R.W.D., Ser. 92                                            A-1*
   5.30         1/4/96      5,640        5,640,000
York Cnty. Ind. Dev. Auth., Va. Elec. & Pwr. Co., T.E.C.P.      VMIG1
   3.65         3/8/96      3,600        3,600,000

                                      ------------

                                        20,390,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.
5

Portfolio of Investments as of
December 31, 1995                           PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's
                         Principal
                                                                Rating
Interest    Maturity     Amount       Value
Description(a)                                                  (Unaudited)
Rate        Date         (000)        (Note 1)
-----------------------------------------------------------------------------
-------------------------------------------------
Washington--1.4%
Washington St. Hsg. Fin. Comm., F.R.D.D.,
   YMCA of Greater Seattle, Ser. 91                             VMIG1
  6.15%         1/2/96    $ 3,120     $  3,120,000
   YMCA of Snohomish Cnty. Prog., Ser. 94                       VMIG1
  5.30          1/2/96      2,305        2,305,000

                                      ------------

                                         5,425,000
-----------------------------------------------------------------------------
-------------------------------------------------
Wisconsin--5.8%
Middleton Cross Plains Area Sch. Dist. Union High Sch. Dist.,
   T.R.A.N., Ser. 95                                            NR
  4.25         8/28/96      5,000        5,003,158
Neenah Jt. Sch. Dist., B.A.N.                                   NR
  4.40          5/1/96     10,000       10,000,000
Wisconsin Hsg. & Econ. Dev. Auth., Home Ownership Rev.,
   Q.T.R.O.T., Ser. 87B                                         Aaa
  3.55          3/1/96      7,320        7,320,000

                                      ------------

                                        22,323,158

                                      ------------
Total Investments--94.0%
   (amortized cost $364,273,434(c))
                                       364,273,434
Other assets in excess of liabilities--6.0%
                                        23,377,409

                                      ------------
Net Assets--100%
                                      $387,650,843

                                      ------------

                                      ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.N.N.M.T.--Annual Mandatory Tender
    B.A.N.--Bond Anticipation Note
    F.R.D.D.--Floating Rate (Daily) Demand Note(b)
    F.R.M.D.--Floating Rate (Monthly) Demand Note(b)
    F.R.W.D.--Floating Rate (Weekly) Demand Note(b)
    F.R.W.D.S.--Floating Rate (Weekly) Demand Note Synthetic(b) M.T.H.O.T.--Monthly Optional Tender(b)
    Q.T.R.O.T.--Quarterly Tax & Reserve Optional Tender(b)
    R.A.N.--Revenue Anticipation Note
    S.E.M.M.T.--Semi-Annual Mandatory Tender(b)
    S.E.M.O.T.--Semi-Monthly Optional Tender Offer(b)
    T.A.N.--Tax Anticipation Note
    T.E.C.P.--Tax-Exempt Commercial Paper
    T.R.A.N.--Tax & Revenue Anticipation Note
(b) For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the latter of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
 * Standard & Poor's Rating.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of
Moody's and Standard and Poor's ratings.
--------------------------------------------------------------------------------
6                                             See Notes to Financial Statements.

Statement of Assets and Liabilities         PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

Assets
                             December 31, 1995
Investments, at amortized cost which approximates market
value..........................................      $   364,273,434
Cash.........................................................................
 ...........................               86,392
Receivable for investments
sold.........................................................................
         18,837,075
Receivable for Fund shares
sold.........................................................................
          6,771,186
Interest
receivable...................................................................
 ..................            2,830,065
Prepaid
expenses.....................................................................
 ...................               14,421

                               -----------------
   Total
assets.......................................................................
 ..................          392,812,573

                               -----------------
Liabilities
Payable for Fund shares
reacquired......................................................................
          4,593,379
Dividends
payable......................................................................
 .................              224,465
Due to
Manager......................................................................
 ....................              185,364
Accrued
expenses.....................................................................
 ...................              112,181
Due to
Distributor..................................................................
 ....................               46,341

                               -----------------
   Total
liabilities..................................................................
 ..................            5,161,730

                               -----------------
Net
Assets.......................................................................
 .......................      $   387,650,843

                               -----------------

                               -----------------
Net assets were comprised of:
   Common stock, $.01 par
value.........................................................................
    $     3,877,451
   Paid-in capital in excess of
par.....................................................................
   383,773,392

                               -----------------
Net assets, December 31,
1995...........................................................................
    $   387,650,843

                               -----------------

                               -----------------
Net asset value, offering price and redemption price
   per share ($387,650,843 /
387,745,122)...............................................................
              $1.00

                               -----------------

                               -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.
7

PRUDENTIAL TAX-FREE MONEY FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                          December 31, 1995
                                               -----------------
Income
   Interest.................................      $18,716,931
                                               -----------------
Expenses
   Management fee...........................        2,351,851
   Distribution fee.........................          587,963
   Transfer agent's fees and expenses.......          370,000
   Reports to shareholders..................          244,500
   Custodian's fees and expenses............          100,000
   Registration fees........................           98,000
   Franchise taxes..........................           68,000
   Legal fees and expenses..................           61,000
   Audit fee and expenses...................           47,000
   Director's fees and expenses.............           24,300
   Insurance................................           17,200
   Miscellaneous............................            6,885
                                               -----------------
      Total expenses........................        3,976,699
      Less: custodian fee credit............          (38,875)
                                               -----------------
      Net expenses..........................        3,937,824
                                               -----------------
Net investment income.......................       14,779,107
                                               -----------------
Net Increase in Net Assets..................      $14,779,107
                                               -----------------
                                               -----------------

PRUDENTIAL TAX-FREE MONEY FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                  Year Ended December 31,
in Net Assets                         1995              1994
Operations
   Net investment income.......  $   14,779,107    $   14,565,371
                                 --------------    --------------
   Net increase in net assets
      resulting from
      operations...............      14,779,107        14,565,371
                                 --------------    --------------
Dividends and distributions to
   shareholders................     (14,779,107)      (14,565,371)
                                 --------------    --------------
Fund share transactions
   (at $1.00 per share)
   Net proceeds from shares
      subscribed...............   1,402,761,535     1,984,509,938
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........      14,035,315        13,746,715
   Cost of shares reacquired...  (1,516,436,457)   (2,112,588,085)
                                 --------------    --------------
Net decrease in net assets from
   Fund share transactions.....     (99,639,607)     (114,331,432)
                                 --------------    --------------
Total decrease.................     (99,639,607)     (114,331,432)
Net Assets
Beginning of year..............     487,290,450       601,621,882
                                 --------------    --------------
End of year....................  $  387,650,843    $  487,290,450
                                 --------------    --------------
                                 --------------    --------------

--------------------------------------------------------------------------------
8                                             See Notes to Financial Statements.

Notes to Financial Statements               PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------
Prudential Tax-Free Money Fund, Inc. (the ``Fund''), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to attain the highest level of current income that is exempt from federal income taxes, consistent with liquidity and preservation of capital. The Fund will invest in short-term tax-exempt debt securities of state and local governments. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming
a
constant amortization to maturity of any discount or premium.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on an identified cost basis. Interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to its shareholders. For this reason, no federal income tax provision is required.
Dividends: The Fund declares dividends daily from net investment income. Payment of dividends is made monthly.
Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $750 million,
 .425 of 1% of the next $750 million of average daily net assets and .375 of 1% of average daily net assets in excess of $1.5 billion.
The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Fund through January 1, 1996. Effective January 2, 1996, Prudential Securities Incorporated (``PSI'') became the distributor of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD. The Fund compensated PMFD for distributing and servicing the Fund's shares pursuant to the plan of distribution at an annual rate of .125% of 1% of the Fund's average daily net assets. The distribution fee is accrued daily and payable monthly.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended December 31, 1995, the Fund incurred fees of $366,500 for the services of PMFS. As of December 31, 1995, approximately $30,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------

Financial Highlights                        PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

      Year Ended December 31,

------------------------------------------------------------
                                                                     1995
   1994         1993         1992         1991
                                                                   --------
 --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.............................    $   1.00
 $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and realized gains.......................        .031
     .023         .018         .026         .041
Dividends and distributions to shareholders....................       (.031)
    (.023)       (.018)       (.026)       (.041)
                                                                   --------
 --------     --------     --------     --------
Net asset value, end of year...................................    $   1.00
 $   1.00     $   1.00     $   1.00     $   1.00
                                                                   --------
 --------     --------     --------     --------
                                                                   --------
 --------     --------     --------     --------
TOTAL RETURN(a):...............................................        3.15%
     2.31%        1.86%        2.63%        4.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..................................    $387,651
 $487,290     $601,622     $614,333     $616,867
Average net assets (000).......................................    $470,370
 $644,481     $726,571     $669,588     $725,844
Ratios to average net assets:
   Expenses, including distribution fee........................         .85%
      .75%         .74%         .74%         .75%
   Expenses, excluding distribution fee........................         .72%
      .63%         .62%         .62%         .63%
   Net investment income.......................................        3.14%
     2.26%        1.84%        2.60%        4.15%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
10                                            See Notes to Financial Statements.

Report of Independent Accountants           PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Prudential Tax-Free Money Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Tax-Free Money Fund, Inc. (``the Fund'') at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 6, 1996

Tax Information (Unaudited)                 PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 1995) as to the federally-exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that all dividends paid during the fiscal year were federally-exempt interest dividends.
Information with respect to the state taxability of your investment in the Fund was sent to you under separate cover.
--------------------------------------------------------------------------------
                                                                             11

Supplemental Proxy Information              PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------
The Annual Meeting of Shareholders of Prudential Tax-Free Money Fund, Inc. (The ``Fund'') was held on June 27, 1995 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1) To elect Delayne Dedrick Gold, Arthur Hauspurg, Stephen P. Munn, Richard A. Redeker and Louis A. Weil, III as directors.
(2) To ratify the selection of Price Waterhouse LLP as independent public accountants for the fiscal year ending December 31, 1995.

The results of the proxy solicitation on the above matters were as follows:

             Director/Auditor      Votes for    Votes against   Votes withheld
 Abstentions
          ----------------------  ------------  --------------  ---------------
------------
(1)       Delayne Dedrick Gold    417,212,189         --           2,860,411
       --
          Arthur Hauspurg         417,952,483         --           2,120,117
       --
          Stephen P. Munn         418,066,246         --           2,006,354
       --
          Richard A. Redeker      417,244,564         --           2,828,036
       --
          Louis A. Weil           417,941,448         --           2,131,152
       --
(2)       Price Waterhouse LLP    417,863,917      524,316            --
   1,684,367

A Special Meeting of Shareholders was held on July 19, 1995 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1) To approve the elimination of the Fund's investment restriction that limits the Fund to investing in only those securities described in the Fund's Prospectus under the caption ``Investment Objective and Policies.''
(2) To approve the elimination of the Fund's investment restriction regarding the purchase and sale of puts, calls, or combinations thereof.
(3) To approve the elimination of the Fund's investment restriction limiting the Fund's ability to invest in the securities of any issuer in which officers and Directors of the Fund or its investment adviser own more than a specified interest.
(4)       To approve an amended and restated Distribution and Service Plan.
(5) To approve an amendment to the Articles of Incorporation to permit the Board of Directors to classify and reclassify the unissued capital stock of the Fund.

The results of the proxy solicitation on the above matters were as follows:

                               Votes
           Votes for          against        Abstentions
          ------------      -----------      -----------
(1)       231,223,978       50,937,887       24,202,522
(2)       218,178,821       61,700,485       26,485,081
(3)       220,510,267       59,850,555       26,003,565
(4)       229,090,778       45,711,248       31,562,361
(5)       228,215,092       50,408,682       27,740,613

--------------------------------------------------------------------------------
-----                                  12

Getting
The Most
From Your
Prudential
Mutual
Fund

How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: One 1/100th of 1%. For example, one half of one percentage point is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Capital Gain/Capital Loss: The difference between the cost of a capital asset (for example, a stock, bond or mutual fund share) and its selling price. Under current law the federal income tax rate for individuals on a long-term gain is 28%.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rise and fall -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instruments at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Option: An agreement to buy something, such as shares of stock, by a certain time for a specified price. An option need not be exercised. In fact, most expire unexercised.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Spread: The difference between two values; most often used to describe the difference between prices bid and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292

Toll Free (800) 225-1852

Internet Address:http:\\www.prudential.com

Prudential Mutual Fund Management(LOGO)

Directors
Delayne Dedrick Gold
Arthur Hauspurg
Stephen P. Munn
Richard A. Redeker
Louis A. Weil III

Officers
Richard A. Redeker, President
David W. Drasnin, Vice President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Ronald Amblard, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74436P103                                                              MF103E
Cat. #444003E